Exhibit 99

NextEra Energy, Inc. Media Line: 561-694-4442 July 25, 2023 FOR IMMEDIATE RELEASE

NextEra Energy reports second-quarter 2023 financial results
•NextEra Energy delivers solid second-quarter 2023 results
•FPL continues to deploy capital to benefit customers, increasing regulatory capital employed by more than 12% year over year
•NextEra Energy Resources remains on track, adding approximately 1,665 megawatts of new renewables and storage projects to its backlog

JUNO BEACH, Fla. - NextEra Energy, Inc. (NYSE: NEE) today reported 2023 second-quarter net income attributable to NextEra Energy on a GAAP basis of $2,795 million, or $1.38 per share, compared to net income attributable to NextEra Energy of $1,380 million, or $0.70 per share, for the second quarter of 2022. On an adjusted basis, NextEra Energy's 2023 second-quarter earnings were $1,777 million, or $0.88 per share, compared to $1,593 million, or $0.81 per share, in the second quarter of 2022.

"NextEra Energy continued its solid execution with adjusted earnings per share growth of approximately 8.6% for the second quarter and 11% for the first half of the year," said John Ketchum, chairman, president and chief executive officer. "FPL is executing its well-established capital investment plan for the benefit of customers, with a focus on deploying cost-effective solar and improving reliability through our investments in our transmission and distribution system while keeping customer bills affordable. NextEra Energy Resources added approximately 1,665 megawatts of new renewables and storage projects to its backlog, which now totals roughly 20 gigawatts, net of projects placed in service. Due to our continued strong execution and visible earnings growth across both businesses, we remain confident in our long-term growth prospects. We will be disappointed if we are not able to deliver financial results at or near the top of our adjusted earnings per share expectations ranges in each year through 2026 while at the same time maintaining our strong balance sheet and credit ratings."

FPL
FPL reported second-quarter 2023 net income of $1,152 million, or $0.57 per share, compared to $989 million, or $0.50 per share, for the prior-year comparable quarter. As America's largest electric utility, FPL's growth in the second quarter of 2023 was principally driven by continued investment in the business. FPL's capital expenditures were approximately $2.5 billion for the second quarter of 2023 and full-year capital investments are now expected to be between $8.5 billion and $9.5 billion. Regulatory capital employed increased by approximately 12.1% over the same quarter last year. FPL's average number of customers increased by more than 66,000 from the prior-year comparable quarter.

During the second quarter, FPL successfully executed on its strategic initiatives, placing in service approximately 225 megawatts (MW) of cost-effective solar, bringing the total 2023 solar additions to nearly 1,200 MW. Longer term, FPL continues to expect capital investments of between $32 billion to $34 billion from 2022 through 2025, with approximately $10 billion invested in new solar generation and approximately $14 billion to $16 billion invested in transmission and distribution infrastructure. By executing on smart capital investments and running the business efficiently, FPL is able to maintain its best-in-class customer value proposition of low bills, high reliability and outstanding customer service.

NextEra Energy Resources
NextEra Energy Resources reported second-quarter 2023 net income attributable to NextEra Energy on a GAAP basis of $1,462 million, or $0.72 per share, compared to $133 million, or $0.07 per share, in the prior-year quarter. On an adjusted basis, NextEra Energy Resources' earnings for the second quarter of 2023 were $781 million, or $0.39 per share, compared to $683 million, or $0.35 per share, for the second quarter of 2022.

NextEra Energy Resources delivered another solid quarter of renewables and storage origination, adding approximately 1,665 MW of new renewables and storage to its backlog since the release of the first-quarter 2023 financial results in April. NextEra Energy Resources added approximately 1,215 MW of solar, 150 MW of wind and 300 MW of storage. NextEra Energy Resources' backlog stands at roughly 20 gigawatts (GW) after adding almost 1.7 GW and placing over 1.8 GW into service.

Corporate and Other
In the second quarter of 2023 on a GAAP basis, Corporate and Other results decreased $0.04 per share, compared to the prior-year quarter. On an adjusted basis, Corporate and Other results for the second quarter of 2023 decreased $0.04 per share, compared to the prior-year quarter.

Outlook
NextEra Energy's long-term financial expectations remain unchanged. For 2023 and 2024, NextEra Energy continues to expect adjusted earnings per share to be in the ranges of $2.98 to $3.13 and $3.23 to $3.43, respectively. For 2025 and 2026, NextEra Energy expects to grow 6% to 8%, off the 2024 adjusted earnings per share range. This translates to a range of $3.45 to $3.70 for 2025 and $3.63 to $4.00 for 2026. NextEra Energy also continues to expect to grow its dividends per share at a roughly 10% rate per year through at least 2024, off a 2022 base.

Conference call information
As previously announced, NextEra Energy's second-quarter 2023 financial results conference call is scheduled for 9 a.m. ET today. Also discussed during the call will be the second-quarter 2023 financial results for NextEra Energy Partners, LP (NYSE: NEP). The listen-only webcast will be available on NextEra Energy's website by accessing the following link: www.NextEraEnergy.com/FinancialResults. The news release and slides accompanying the presentation may be downloaded at www.NextEraEnergy.com/FinancialResults, beginning at 7:30 a.m. ET today. A replay will be available for 90 days by accessing the same link as listed above.

NextEra Energy, Inc.
NextEra Energy, Inc. (NYSE: NEE) is a leading clean energy company headquartered in Juno Beach, Florida. NextEra Energy owns Florida Power & Light Company, which is America's largest electric utility that sells more power than any other utility, providing clean, affordable, reliable electricity to approximately 5.8 million customer accounts, or more than 12 million people across Florida. NextEra Energy also owns a competitive clean energy business, NextEra Energy Resources, LLC, which, together with its affiliated entities, is the world's largest generator of renewable energy from the wind and sun and a world leader in battery storage. Through its subsidiaries, NextEra Energy generates clean, emissions-free electricity from seven commercial nuclear power units in Florida, New Hampshire and Wisconsin. A Fortune 200 company, NextEra Energy has been recognized often by third parties for its efforts in sustainability, corporate responsibility, ethics and compliance, and diversity. NextEra Energy is ranked No. 1 in the electric and gas utilities industry on Fortune's 2023 list of "World's Most Admired Companies," recognized on Fortune's 2021 list of companies that "Change the World" and received the S&P Global Platts 2020 Energy Transition Award for leadership in environmental, social and governance. For more information about NextEra Energy companies, visit these websites: www.NextEraEnergy.com, www.FPL.com, www.NextEraEnergyResources.com.

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Adjusted earnings for these periods exclude the effects of non-qualifying hedges; NextEra Energy Partners, LP net investment gains; differential membership interests-related; change in unrealized gains and losses on equity securities held in NextEra Energy Resources' nuclear decommissioning funds and other than temporary impairments (OTTI); and impairment charges.

NextEra Energy's management uses adjusted earnings, which is a non-GAAP financial measure, internally for financial planning, analysis of performance, reporting of results to the board of directors and as an input in determining performance-based compensation under the company's employee incentive compensation plans. NextEra Energy also uses earnings expressed in this fashion when communicating its financial results and earnings outlook to analysts and investors. NextEra Energy's management believes that adjusted earnings provide a more meaningful representation of NextEra Energy's fundamental earnings power. A reconciliation of historical adjusted earnings to net income (loss) attributable to NextEra Energy, which is the most directly comparable GAAP measure, is included in the attachments to this news release.

NextEra Energy's adjusted earnings expectations exclude the cumulative effect of adopting new accounting standards; the effects of non-qualifying hedges and unrealized gains and losses on equity securities held in NextEra Energy Resources, LLC's nuclear decommissioning funds and other than temporary impairments, none of which can be determined at this time. Adjusted earnings expectations also exclude the effects of NextEra Energy Partners, LP net investment gains, differential membership interests-related and impairment charges related to NextEra Energy's investment in Mountain Valley Pipeline, LLC. In addition, adjusted earnings expectations assume, among other things, normal weather and operating conditions; positive macroeconomic conditions in the U.S. and Florida; supportive commodity markets; current forward curves; public policy support for wind and solar development and construction; market demand and transmission expansion to support wind and solar development; market demand for pipeline capacity; access to capital at reasonable cost and terms; divestitures to NextEra Energy Partners, LP; no adverse litigation decisions; and no changes to governmental policies or incentives. Please see the accompanying cautionary statements for a list of the risk factors that may affect future results.

This news release should be read in conjunction with the attached unaudited financial information.

Cautionary Statements and Risk Factors That May Affect Future Results

This news release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (NextEra Energy) and Florida Power & Light Company (FPL) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's and FPL's control. Forward-looking statements in this news release include, among others, statements concerning adjusted earnings per share expectations and future operating performance and statements concerning future dividends. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and FPL and their business and financial condition are subject to risks and uncertainties that could cause their actual results to differ materially from those expressed or implied in the forward-looking statements, or may require them to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, those discussed in this news release and the following: effects of extensive regulation of NextEra Energy's and FPL's business operations; inability of NextEra Energy and FPL to recover in a timely manner any significant amount of costs, a return on certain assets or a reasonable return on invested capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory, operational and economic factors on regulatory decisions important to NextEra Energy and FPL; disallowance of cost recovery by FPL based on a finding of imprudent use of derivative instruments; effect of any reductions or modifications to, or elimination of, governmental incentives or policies that support utility scale renewable energy projects of NextEra Energy and FPL and its affiliated entities or the imposition of additional tax laws, tariffs, duties, policies or assessments on renewable energy or equipment necessary to generate it or deliver it; impact of new or revised laws, regulations, interpretations or constitutional ballot and regulatory initiatives on NextEra Energy and FPL; capital expenditures, increased operating costs and various liabilities attributable to environmental laws, regulations and other standards applicable to NextEra Energy and FPL; effects on NextEra Energy and FPL of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra Energy and FPL to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of their operations and businesses; effect on NextEra Energy and FPL of changes in tax laws, guidance or policies as well as in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy and FPL of adverse results of litigation; impacts on NextEra Energy or FPL of allegations of violations of law; effect on NextEra Energy and FPL of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy and FPL resulting from risks related to project siting, planning, financing, construction, permitting, governmental approvals and the negotiation of project development agreements, as well as supply chain disruptions; risks involved in the operation and maintenance of electric generation, transmission and distribution facilities, gas infrastructure facilities, retail gas distribution system in Florida and other facilities; effect on NextEra Energy and FPL of a lack of growth or slower growth in the number of customers or in customer usage; impact on NextEra Energy and FPL of severe weather and other weather conditions; threats of geopolitical factors, terrorism and catastrophic events that could result from terrorism, cyberattacks or other attempts to disrupt NextEra Energy's and FPL's business or the businesses of third parties; inability to obtain adequate insurance coverage for protection of NextEra Energy and FPL against significant losses and risk that insurance coverage does not provide protection against all significant losses; a prolonged period of low gas and oil prices could impact NextEra Energy Resources, LLC’s (NextEra Energy Resources) gas infrastructure business and cause NextEra Energy Resources to delay or cancel certain gas infrastructure projects and could result in certain projects becoming impaired; risk to NextEra Energy Resources of increased operating costs resulting from unfavorable supply costs necessary to provide NextEra Energy Resources' full energy and capacity requirement services; inability or failure by NextEra Energy Resources to manage properly or hedge effectively the commodity risk within its portfolio; effect of reductions in the liquidity of energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's and FPL's risk management tools associated with their hedging and trading procedures to protect against significant losses, including the effect of unforeseen price variances from historical behavior; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas by NextEra Energy, including FPL; exposure of NextEra Energy and FPL to credit and performance risk from customers, hedging counterparties and vendors; failure of NextEra Energy or FPL counterparties to perform under derivative contracts or of requirement for NextEra Energy or FPL to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's or FPL's information technology systems; risks to NextEra Energy and FPL's retail businesses from compromise of sensitive customer data; losses from volatility in the market values of derivative instruments and limited liquidity in over-the-counter markets; impact of negative publicity; inability of FPL to maintain, negotiate or renegotiate acceptable franchise agreements with municipalities and counties in Florida; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions, including the effect of increased competition for acquisitions; environmental, health and financial risks associated with NextEra Energy Resources’ and FPL's ownership and operation of nuclear generation facilities; liability of NextEra Energy and FPL for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures and/or reduced revenues at nuclear generation facilities of NextEra Energy or FPL resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NextEra Energy Resources' or FPL's owned nuclear generation units through the end of their respective operating licenses; effect of disruptions, uncertainty or volatility in the credit and capital markets or actions by third parties in connection with project-specific or other financing arrangements on NextEra Energy's and FPL's ability to fund their liquidity and capital needs and meet their growth objectives; inability of NextEra Energy, FPL and NextEra Energy Capital Holdings, Inc. to maintain their current credit ratings; impairment of NextEra Energy's and FPL's liquidity from inability of credit providers to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of NextEra Energy's and FPL's nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's investments; effect of inability of NextEra Energy subsidiaries to pay upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; the fact that the amount and timing of dividends payable on NextEra Energy's common stock, as well as the dividend policy approved by NextEra Energy's board of directors from time to time, and changes to that policy, are within the sole discretion of NextEra Energy's board of directors and, if declared and paid, dividends may be in amounts that are less than might be expected by shareholders; NextEra Energy Partners, LP’s inability to access sources of capital on commercially reasonable terms could have an effect on its ability to consummate future acquisitions and on the value of NextEra Energy’s limited partner interest in NextEra Energy Operating Partners, LP; effects of disruptions, uncertainty or volatility in the credit and capital markets on the market price of NextEra Energy's common stock; and the ultimate severity and duration of public health crises, epidemics and pandemics, and its effects on NextEra Energy’s or FPL’s businesses. NextEra Energy and FPL discuss these and other risks and uncertainties in their annual report on Form 10-K for the year ended December 31, 2022 and other Securities and Exchange Commission (SEC) filings, and this news release should be read in conjunction with such SEC filings. The forward-looking statements made in this news release are made only as of the date of this news release and NextEra Energy and FPL undertake no obligation to update any forward-looking statements.

NextEra Energy, Inc.
Condensed Consolidated Statements of Income
(millions, except per share amounts)
(unaudited)

Preliminary
Three Months Ended June 30, 2023	FPL	NEER	Corporate and Other(a)	NextEra Energy
Operating Revenues	$4,774	$2,556	$19	$7,349
Operating Expenses
Fuel, purchased power and interchange	1,212	172	(25)	1,359
Other operations and maintenance	427	581	119	1,127
Depreciation and amortization	984	490	20	1,494
Taxes other than income taxes and other – net	500	74	2	576
Total operating expenses – net	3,123	1,317	116	4,556
Gains (losses) on disposal of businesses/assets – net	—	(4)	10	6
Operating Income (Loss)	1,651	1,235	(87)	2,799
Other Income (Deductions)
Interest expense	(272)	(106)	243	(135)
Equity in earnings (losses) of equity method investees	—	131	1	132
Allowance for equity funds used during construction	30	1	—	31
Gains on disposal of investments and other property – net	—	100	1	101
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds – net	—	(7)	—	(7)
Other net periodic benefit income	—	—	62	62
Other – net	20	40	18	78
Total other income (deductions) – net	(222)	159	325	262
Income (Loss) before Income Taxes	1,429	1,394	238	3,061
Income Tax Expense (Benefit)	277	163	57	497
Net Income (Loss)	1,152	1,231	181	2,564
Net Loss Attributable to Noncontrolling Interests	—	231	—	231
Net Income (Loss) Attributable to NextEra Energy, Inc.	$1,152	$1,462	$181	$2,795
Reconciliations of Net Income (Loss) Attributable to NextEra Energy, Inc. to Adjusted Earnings (Loss):
Net Income (Loss) Attributable to NextEra Energy, Inc.	$1,152	$1,462	$181	$2,795
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	(976)	(449)	(1,425)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	3	—	3
Differential membership interests – related	—	14	—	14
NEP investment gains – net	—	43	—	43
Impairment charges related to investment in Mountain Valley Pipeline	—	22	—	22
Less related income tax expense (benefit)	—	213	112	325
Adjusted Earnings (Loss)	$1,152	$781	$(156)	$1,777
Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution)	$0.57	$0.72	$0.09	$1.38
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	(0.48)	(0.22)	(0.70)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	—	—	—
Differential membership interests – related	—	0.01	—	0.01
NEP investment gains – net	—	0.02	—	0.02
Impairment charges related to investment in Mountain Valley Pipeline	—	0.01	—	0.01
Less related income tax expense (benefit)	—	0.11	0.05	0.16
Adjusted Earnings (Loss) Per Share	$0.57	$0.39	$(0.08)	$0.88
Weighted-average shares outstanding (assuming dilution)				2,027

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(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.
(b)	After tax impact by segment is as follows:	NEER		Corporate and Other		NextEra Energy
		Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS
	Net losses (gains) associated with non-qualifying hedges	$(742)	$(0.37)	$(337)	$(0.17)	$(1,079)	$(0.54)
	Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	$7	$—	$—	$—	$7	$—
	Differential membership interests – related	$11	$0.01	$—	$—	$11	$0.01
	NEP investment gains – net	$31	$0.02	$—	$—	$31	$0.02
	Impairment charges related to investment in Mountain Valley Pipeline	$12	$0.01	$—	$—	$12	$0.01

NextEra Energy, Inc.
Condensed Consolidated Statements of Income
(millions, except per share amounts)
(unaudited)

Preliminary
Three Months Ended June 30, 2022	FPL	NEER	Corporate and Other(a)	NextEra Energy
Operating Revenues	$4,425	$775	$(17)	$5,183
Operating Expenses
Fuel, purchased power and interchange	1,431	191	(33)	1,589
Other operations and maintenance	441	516	20	977
Depreciation and amortization	715	421	23	1,159
Taxes other than income taxes and other – net	436	75	—	511
Total operating expenses – net	3,023	1,203	10	4,236
Gains (losses) on disposal of businesses/assets – net	—	10	(9)	1
Operating Income (Loss)	1,402	(418)	(36)	948
Other Income (Deductions)
Interest expense	(181)	31	367	217
Equity in earnings (losses) of equity method investees	—	436	—	436
Allowance for equity funds used during construction	28	2	—	30
Gains on disposal of investments and other property – net	—	15	—	15
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds – net	—	(292)	—	(292)
Other net periodic benefit income	—	—	19	19
Other – net	—	37	(3)	34
Total other income (deductions) – net	(153)	229	383	459
Income (Loss) before Income Taxes	1,249	(189)	347	1,407
Income Tax Expense (Benefit)	260	(55)	89	294
Net Income (Loss)	989	(134)	258	1,113
Net Loss Attributable to Noncontrolling Interests	—	267	—	267
Net Income (Loss) Attributable to NextEra Energy, Inc.	$989	$133	$258	$1,380
Reconciliations of Net Income (Loss) Attributable to NextEra Energy, Inc. to Adjusted Earnings (Loss):
Net Income (Loss) Attributable to NextEra Energy, Inc.	$989	$133	$258	$1,380
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	349	(451)	(102)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI - net	—	290	—	290
Differential membership interests – related	—	28	—	28
NEP investment gains – net	—	43	—	43
Impairment charges related to investment in Mountain Valley Pipeline	—	27	—	27
Less related income tax expense (benefit)	—	(187)	114	(73)
Adjusted Earnings (Loss)	$989	$683	$(79)	$1,593
Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution)	$0.50	$0.07	$0.13	$0.70
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	0.18	(0.23)	(0.05)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI - net	—	0.15	—	0.15
Differential membership interests – related	—	0.01	—	0.01
NEP investment gains – net	—	0.02	—	0.02
Impairment charges related to investment in Mountain Valley Pipeline	—	0.01	—	0.01
Less related income tax expense (benefit)	—	(0.09)	0.06	(0.03)
Adjusted Earnings (Loss) Per Share	$0.50	$0.35	$(0.04)	$0.81
Weighted-average shares outstanding (assuming dilution)				1,973

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(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resource's subsidiaries. Residual corporate interest expense is included in Corporate and Other.
(b)	After tax impact by segment is as follows:	NEER		Corporate and Other		NextEra Energy
		Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS
	Net losses (gains) associated with non-qualifying hedges	$270	$0.13	$(337)	$(0.17)	$(67)	$(0.04)
	Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI - net	$207	$0.11	$—	$—	$207	$0.11
	Differential membership interests – related	$21	$0.01	$—	$—	$21	$0.01
	NEP investment gains – net	$32	$0.02	$—	$—	$32	$0.02
	Impairment charges related to investment in Mountain Valley Pipeline	$20	$0.01	$—	$—	$20	$0.01

NextEra Energy, Inc.
Condensed Consolidated Statements of Income
(millions, except per share amounts)
(unaudited)

Preliminary
Six Months Ended June 30, 2023	FPL	NEER	Corporate and Other(a)	NextEra Energy
Operating Revenues	$8,693	$5,347	$25	$14,065
Operating Expenses
Fuel, purchased power and interchange	2,426	349	(49)	2,726
Other operations and maintenance	807	1,192	195	2,194
Depreciation and amortization	1,319	957	39	2,315
Taxes other than income taxes and other – net	944	144	5	1,093
Total operating expenses – net	5,496	2,642	190	8,328
Gains (losses) on disposal of businesses/assets – net	—	(2)	6	4
Operating Income (Loss)	3,197	2,703	(159)	5,741
Other Income (Deductions)
Interest expense	(521)	(455)	(342)	(1,318)
Equity in earnings (losses) of equity method investees	—	232	1	233
Allowance for equity funds used during construction	60	3	(1)	62
Gains on disposal of investments and other property – net	—	96	1	97
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds – net	—	88	—	88
Other net periodic benefit income	—	—	122	122
Other – net	26	147	34	207
Total other income (deductions) – net	(435)	111	(185)	(509)
Income (Loss) before Income Taxes	2,762	2,814	(344)	5,232
Income Tax Expense (Benefit)	539	444	(100)	883
Net Income (Loss)	2,223	2,370	(244)	4,349
Net Loss Attributable to Noncontrolling Interests	—	532	—	532
Net Income (Loss) Attributable to NextEra Energy, Inc.	$2,223	$2,902	$(244)	$4,881
Reconciliations of Net Income (Loss) Attributable to NextEra Energy, Inc. to Adjusted Earnings (Loss):
Net Income (Loss) Attributable to NextEra Energy, Inc.	$2,223	$2,902	$(244)	$4,881
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	(1,864)	(49)	(1,913)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	(93)	—	(93)
Differential membership interests – related	—	37	—	37
NEP investment gains – net	—	40	—	40
Impairment charges related to investment in Mountain Valley Pipeline	—	58	—	58
Less related income tax expense (benefit)	—	433	12	445
Adjusted Earnings (Loss)	$2,223	$1,513	$(281)	$3,455
Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution)	$1.10	$1.44	$(0.12)	$2.42
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	(0.92)	(0.03)	(0.95)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	(0.04)	—	(0.04)
Differential membership interests – related	—	0.02	—	0.02
NEP investment gains – net	—	0.02	—	0.02
Impairment charges related to investment in Mountain Valley Pipeline	—	0.03	—	0.03
Less related income tax expense (benefit)	—	0.20	0.01	0.21
Adjusted Earnings (Loss) Per Share	$1.10	$0.75	$(0.14)	$1.71
Weighted-average shares outstanding (assuming dilution)				2,016

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.
(b)	After tax impact by segment is as follows:	NEER		Corporate and Other		NextEra Energy
		Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS
	Net losses (gains) associated with non-qualifying hedges	$(1,424)	$(0.70)	$(37)	$(0.02)	$(1,461)	$(0.72)
	Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	$(60)	$(0.03)	$—	$—	$(60)	$(0.03)
	Differential membership interests – related	$27	$0.01	$—	$—	$27	$0.01
	NEP investment gains – net	$29	$0.01	$—	$—	$29	$0.01
	Impairment charges related to investment in Mountain Valley Pipeline	$39	$0.02	$—	$—	$39	$0.02

NextEra Energy, Inc.
Condensed Consolidated Statements of Income
(millions, except per share amounts)
(unaudited)

Preliminary
Six Months Ended June 30, 2022	FPL	NEER	Corporate and Other(a)	NextEra Energy
Operating Revenues	$8,137	$(24)	$(40)	$8,073
Operating Expenses
Fuel, purchased power and interchange	2,631	390	(66)	2,955
Other operations and maintenance	838	1,017	81	1,936
Depreciation and amortization	1,177	820	46	2,043
Taxes other than income taxes and other – net	846	145	—	991
Total operating expenses – net	5,492	2,372	61	7,925
Gains (losses) on disposal of businesses/assets – net	—	35	(10)	25
Operating Income (Loss)	2,645	(2,361)	(111)	173
Other Income (Deductions)
Interest expense	(354)	119	594	359
Equity in earnings (losses) of equity method investees	—	(17)	1	(16)
Allowance for equity funds used during construction	62	5	—	67
Gains on disposal of investments and other property – net	—	33	—	33
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds – net	—	(428)	—	(428)
Other net periodic benefit income	—	—	89	89
Other – net	—	86	(8)	78
Total other income (deductions) – net	(292)	(202)	676	182
Income (Loss) before Income Taxes	2,353	(2,563)	565	355
Income Tax Expense (Benefit)	489	(688)	134	(65)
Net Income (Loss)	1,864	(1,875)	431	420
Net Loss Attributable to Noncontrolling Interests	—	509	—	509
Net Income (Loss) Attributable to NextEra Energy, Inc.	$1,864	$(1,366)	$431	$929
Reconciliations of Net Income (Loss) Attributable to NextEra Energy, Inc. to Adjusted Earnings (Loss):
Net Income (Loss) Attributable to NextEra Energy, Inc.	$1,864	$(1,366)	$431	$929
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	2,117	(745)	1,372
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	425	—	425
Differential membership interests – related	—	56	—	56
NEP investment gains – net	—	112	—	112
Impairment charges related to investment in Mountain Valley Pipeline	—	807	—	807
Less related income tax expense (benefit)	—	(840)	187	(653)
Adjusted Earnings (Loss)	$1,864	$1,311	$(127)	$3,048
Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution)	$0.94	$(0.69)	$0.22	$0.47
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	1.07	(0.37)	0.70
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	0.22	—	0.22
Differential membership interests – related	—	0.03	—	0.03
NEP investment gains – net	—	0.06	—	0.06
Impairment charges related to investment in Mountain Valley Pipeline	—	0.41	—	0.41
Less related income tax expense (benefit)	—	(0.44)	0.09	(0.35)
Adjusted Earnings (Loss) Per Share	$0.94	$0.66	$(0.06)	$1.54
Weighted-average shares outstanding (assuming dilution)				1,973

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resource's subsidiaries. Residual corporate interest expense is included in Corporate and Other.
(b)	After tax impact by segment is as follows:	NEER		Corporate and Other		NextEra Energy
		Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS
	Net losses (gains) associated with non-qualifying hedges	$1,621	$0.82	$(558)	$(0.28)	$1,063	$0.54
	Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	$304	$0.15	$—	$—	$304	$0.15
	Differential membership interests – related	$42	$0.02	$—	$—	$42	$0.02
	NEP investment gains – net	$83	$0.04	$—	$—	$83	$0.04
	Impairment charges related to investment in Mountain Valley Pipeline	$627	$0.32	$—	$—	$627	$0.32

NextEra Energy, Inc.
Condensed Consolidated Balance Sheets
(millions) (unaudited)		Preliminary
June 30, 2023	FPL	NEER	Corporate and Other(a)	NextEra Energy
ASSETS
Current assets:
Cash and cash equivalents	$84	$880	$613	$1,577
Customer receivables, net of allowances	1,956	1,625	(4)	3,577
Other receivables	237	615	165	1,017
Materials, supplies and fuel inventory	1,210	721	—	1,931
Regulatory assets	1,868	19	1	1,888
Derivatives	23	1,590	147	1,760
Other	134	1,081	157	1,372
Total current assets	5,512	6,531	1,079	13,122
Other assets:
Property, plant and equipment – net	67,341	50,222	177	117,740
Special use funds	5,724	2,494	—	8,218
Investment in equity method investees	—	7,059	10	7,069
Prepaid benefit costs	1,795	4	130	1,929
Regulatory assets	5,301	221	288	5,810
Derivatives	10	1,941	8	1,959
Goodwill	2,989	2,184	11	5,184
Other	680	6,406	158	7,244
Total other assets	83,840	70,531	782	155,153
TOTAL ASSETS	$89,352	$77,062	$1,861	$168,275
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Current liabilities:
Commercial paper	$445	$—	$1,841	$2,286
Other short-term debt	200	—	2,375	2,575
Current portion of long-term debt	1,578	595	4,157	6,330
Accounts payable	838	5,329	58	6,225
Customer deposits	570	26	—	596
Accrued interest and taxes	1,155	300	(91)	1,364
Derivatives	23	1,010	4	1,037
Accrued construction-related expenditures	537	1,374	—	1,911
Regulatory liabilities	407	1	—	408
Other	399	1,313	427	2,139
Total current liabilities	6,152	9,948	8,771	24,871
Other liabilities and deferred credits:
Long-term debt	23,307	8,368	29,307	60,982
Asset retirement obligations	2,144	1,193	—	3,337
Deferred income taxes	8,621	3,288	(2,108)	9,801
Regulatory liabilities	9,748	156	11	9,915
Derivatives	5	1,814	203	2,022
Other	388	2,360	223	2,971
Total other liabilities and deferred credits	44,213	17,179	27,636	89,028
TOTAL LIABILITIES	50,365	27,127	36,407	113,899
COMMITMENTS AND CONTINGENCIES
REDEEMABLE NONCONTROLLING INTERESTS	—	812	—	812
EQUITY
Common stock	1,373	—	(1,353)	20
Additional paid-in capital	23,471	16,983	(25,192)	15,262
Retained earnings	14,143	23,460	(7,892)	29,711
Accumulated other comprehensive loss	—	(91)	(109)	(200)
Total common shareholders' equity	38,987	40,352	(34,546)	44,793
Noncontrolling interests	—	8,771	—	8,771
TOTAL EQUITY	38,987	49,123	(34,546)	53,564
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$89,352	$77,062	$1,861	$168,275

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.

NextEra Energy, Inc.
Condensed Consolidated Balance Sheets		Preliminary
(millions)
(unaudited)
December 31, 2022	FPL	NEER	Corporate and Other(a)	NextEra Energy
ASSETS
Current assets:
Cash and cash equivalents	$25	$731	$845	$1,601
Customer receivables, net of allowances	1,739	2,611	(1)	4,349
Other receivables	332	393	19	744
Materials, supplies and fuel inventory	1,159	775	—	1,934
Regulatory assets	2,155	10	—	2,165
Derivatives	19	1,501	70	1,590
Other	124	877	106	1,107
Total current assets	5,553	6,898	1,039	13,490
Other assets:
Property, plant and equipment – net	64,693	45,840	526	111,059
Special use funds	5,221	2,275	—	7,496
Investment in equity method investees	—	6,572	10	6,582
Prepaid benefit costs	1,732	3	97	1,832
Regulatory assets	5,484	218	290	5,992
Derivatives	10	1,922	3	1,935
Goodwill	2,989	1,854	11	4,854
Other	877	5,131	(313)	5,695
Total other assets	81,006	63,815	624	145,445
TOTAL ASSETS	$86,559	$70,713	$1,663	$158,935
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Current liabilities:
Commercial paper	$1,709	$—	$—	$1,709
Other short-term debt	200	68	1,100	1,368
Current portion of long-term debt	1,547	694	4,392	6,633
Accounts payable	1,377	6,919	16	8,312
Customer deposits	543	17	—	560
Accrued interest and taxes	362	236	121	719
Derivatives	12	2,005	85	2,102
Accrued construction-related expenditures	559	1,201	—	1,760
Regulatory liabilities	349	1	—	350
Other	1,185	1,574	423	3,182
Total current liabilities	7,843	12,715	6,137	26,695
Other liabilities and deferred credits:
Long-term debt	19,455	8,357	27,444	55,256
Asset retirement obligations	2,108	1,137	—	3,245
Deferred income taxes	8,376	2,594	(1,898)	9,072
Regulatory liabilities	9,458	157	11	9,626
Derivatives	1	2,755	153	2,909
Other	398	2,104	194	2,696
Total other liabilities and deferred credits	39,796	17,104	25,904	82,804
TOTAL LIABILITIES	47,639	29,819	32,041	109,499
COMMITMENTS AND CONTINGENCIES
REDEEMABLE NONCONTROLLING INTERESTS	—	1,110	—	1,110
EQUITY
Common stock	1,373	—	(1,353)	20
Additional paid-in capital	23,561	10,238	(21,079)	12,720
Retained earnings	13,986	20,557	(7,836)	26,707
Accumulated other comprehensive loss	—	(108)	(110)	(218)
Total common shareholders' equity	38,920	30,687	(30,378)	39,229
Noncontrolling interests	—	9,097	—	9,097
TOTAL EQUITY	38,920	39,784	(30,378)	48,326
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$86,559	$70,713	$1,663	$158,935

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resource's subsidiaries. Residual corporate interest expense is included in Corporate and Other.

NextEra Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(millions)
(unaudited)

Preliminary
Six Months Ended June 30, 2023	FPL	NEER	Corporate and Other(a)	NextEra Energy
Cash Flows From Operating Activities
Net income (loss)	$2,223	$2,370	$(244)	$4,349
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,319	957	39	2,315
Nuclear fuel and other amortization	73	40	16	129
Unrealized losses (gains) on marked to market derivative contracts – net	—	(2,103)	(100)	(2,203)
Unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds – net	—	(88)	—	(88)
Foreign currency transaction losses (gains)	—	(4)	85	81
Deferred income taxes	82	655	(107)	630
Cost recovery clauses and franchise fees	671	—	—	671
Equity in losses (earnings) of equity method investees	—	(232)	(1)	(233)
Distributions of earnings from equity method investees	—	358	—	358
Losses (gains) on disposal of businesses, assets and investments - net	—	(94)	(7)	(101)
Recoverable storm-related costs	(353)	—	—	(353)
Other – net	20	(37)	29	12
Changes in operating assets and liabilities:
Current assets	(163)	891	(149)	579
Noncurrent assets	(97)	(55)	(38)	(190)
Current liabilities	402	(1,511)	(98)	(1,207)
Noncurrent liabilities	13	(73)	70	10
Net cash provided by (used in) operating activities	4,190	1,074	(505)	4,759
Cash Flows From Investing Activities
Capital expenditures of FPL	(4,664)	—	—	(4,664)
Independent power and other investments of NEER	—	(8,249)	—	(8,249)
Nuclear fuel purchases	(68)	(43)	—	(111)
Other capital expenditures	—	—	(23)	(23)
Sale of independent power and other investments of NEER	—	1,001	—	1,001
Proceeds from sale or maturity of securities in special use funds and other investments	1,411	521	97	2,029
Purchases of securities in special use funds and other investments	(1,377)	(913)	(639)	(2,929)
Other – net	21	(216)	327	132
Net cash used in investing activities	(4,677)	(7,899)	(238)	(12,814)
Cash Flows From Financing Activities
Issuances of long-term debt, including premiums and discounts	5,478	354	4,146	9,978
Retirements of long-term debt	(1,548)	(378)	(3,033)	(4,959)
Net change in commercial paper	(1,264)	—	1,841	577
Proceeds from other short-term debt	—	—	1,925	1,925
Repayments of other short-term debt	—	(38)	(200)	(238)
Payments from (to) related parties under a cash sweep and credit support agreement – net	—	(255)	—	(255)
Issuances of common stock/equity units – net	—	—	2,503	2,503
Dividends on common stock	—	—	(1,876)	(1,876)
Dividends & capital distributions from (to) parent – net	(2,065)	6,676	(4,611)	—
Other – net	(68)	(35)	(184)	(287)
Net cash provided by financing activities	533	6,324	511	7,368
Net increase (decrease) in cash, cash equivalents and restricted cash	46	(501)	(232)	(687)
Cash, cash equivalents and restricted cash at beginning of period	58	2,533	850	3,441
Cash, cash equivalents and restricted cash at end of period	$104	$2,032	$618	$2,754

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.

NextEra Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(millions)
(unaudited)

Preliminary
Six Months Ended June 30, 2022	FPL	NEER	Corporate and Other(a)	NextEra Energy
Cash Flows From Operating Activities
Net income (loss)	$1,864	$(1,875)	$431	$420
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,177	820	46	2,043
Nuclear fuel and other amortization	91	35	18	144
Unrealized losses (gains) on marked to market derivative contracts – net	—	2,524	(627)	1,897
Unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds – net	—	428	—	428
Foreign currency transaction losses (gains)	—	(1)	(103)	(104)
Deferred income taxes	406	(494)	(9)	(97)
Cost recovery clauses and franchise fees	(476)	—	—	(476)
Equity in losses (earnings) of equity method investees	—	17	(1)	16
Distributions of earnings from equity method investees	—	271	—	271
Losses (gains) on disposal of businesses, assets and investments – net	—	(67)	9	(58)
Recoverable storm-related costs	(3)	—	—	(3)
Other – net	(3)	(118)	33	(88)
Changes in operating assets and liabilities:
Current assets	(534)	(636)	(28)	(1,198)
Noncurrent assets	(2)	12	(19)	(9)
Current liabilities	638	760	159	1,557
Noncurrent liabilities	44	6	—	50
Net cash provided by (used in) operating activities	3,202	1,682	(91)	4,793
Cash Flows From Investing Activities
Capital expenditures of FPL	(4,007)	—	—	(4,007)
Independent power and other investments of NEER	—	(4,939)	—	(4,939)
Nuclear fuel purchases	(44)	(23)	—	(67)
Other capital expenditures	—	—	(451)	(451)
Sale of independent power and other investments of NEER	—	271	—	271
Proceeds from sale or maturity of securities in special use funds and other investments	1,183	642	214	2,039
Purchases of securities in special use funds and other investments	(1,245)	(749)	(245)	(2,239)
Other – net	(18)	(52)	155	85
Net cash used in investing activities	(4,131)	(4,850)	(327)	(9,308)
Cash Flows From Financing Activities
Issuances of long-term debt, including premiums and discounts	2,942	49	6,624	9,615
Retirements of long-term debt	(100)	(180)	(1,264)	(1,544)
Net change in commercial paper	(1,382)	—	1,011	(371)
Proceeds from other short-term debt	—	—	1,725	1,725
Repayments of other short-term debt	—	—	(525)	(525)
Payments from (to) related parties under a cash sweep and credit support agreement – net	—	499	—	499
Issuances of common stock/equity units – net	—	—	1	1
Dividends on common stock	—	—	(1,671)	(1,671)
Dividends & capital distributions from (to) parent – net	(500)	3,917	(3,417)	—
Other – net	(33)	169	(170)	(34)
Net cash provided by financing activities	927	4,454	2,314	7,695
Effects of currency translation on cash, cash equivalents and restricted cash	—	(3)	—	(3)
Net increase (decrease) in cash, cash equivalents and restricted cash	(2)	1,283	1,896	3,177
Cash, cash equivalents and restricted cash at beginning of period	108	1,184	24	1,316
Cash, cash equivalents and restricted cash at end of period	$106	$2,467	$1,920	$4,493

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.

NextEra Energy, Inc.
Earnings (Loss) Per Share Contributions
(assuming dilution)
(unaudited)

Preliminary
	First Quarter	Second Quarter	Year-To-Date
2022 Earnings (Loss) Per Share Attributable to NextEra Energy, Inc.	$(0.23)	$0.70	$0.47

FPL – 2022 Earnings Per Share	$0.44	$0.50	$0.94
New investment growth	0.06	0.06	0.12
Other and share dilution	0.03	0.01	0.04
FPL – 2023 Earnings Per Share	$0.53	$0.57	$1.10

NEER – 2022 Earnings (Loss) Per Share Attributable to NextEra Energy, Inc.	$(0.76)	$0.07	$(0.69)
New investments	0.07	0.10	0.17
Existing clean energy	(0.03)	(0.06)	(0.09)
Gas infrastructure	(0.01)	—	(0.01)
Customer supply and proprietary power & gas trading	0.06	0.09	0.15
Non-qualifying hedges impact	1.03	0.50	1.52
NEP investment gains – net	0.03	—	0.03
Change in unrealized gains (losses) on securities held in NEER's nuclear decommissioning funds and OTTI – net	0.08	0.11	0.18
Impairment charge related to investment in Mountain Valley Pipeline	0.30	—	0.30
Other, including other investment income, interest expense, corporate general and administrative expenses and share dilution	(0.05)	(0.09)	(0.12)
NEER – 2023 Earnings Per Share Attributable to NextEra Energy, Inc.	$0.72	$0.72	$1.44

Corporate and Other – 2022 Earnings Per Share	$0.09	$0.13	$0.22
Non-qualifying hedges impact	(0.27)	—	(0.26)
Other, including interest expense and share dilution	(0.03)	(0.04)	(0.08)
Corporate and Other – 2023 Earnings (Loss) Per Share	$(0.21)	$0.09	$(0.12)

2023 Earnings Per Share Attributable to NextEra Energy, Inc.	$1.04	$1.38	$2.42

Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resource's subsidiaries. Residual corporate interest expense is included in Corporate and Other.

The sum of the quarterly amounts may not equal the total for the year due to rounding.